ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 29, 1996 included in the CRW Financial, Inc. Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this Registration Statement.

                                                   ARTHUR ANDERSEN LLP

Philadelphia, Pa.
August 19, 1996